Saluda Grade Mortgage Funding LLC ABS-15G

Exhibit 99.3

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on HELOC mortgage loans on behalf of their client, Saluda Grade Opportunities Fund LLC. The review included a total of two hundred sixty (260) residential mortgage loans, in connection with the securitization identified as GRADE 2025-LOC4 (the “Securitization”). The Review was conducted from July 2024 through April 2025 on HELOC mortgage loans originated between June 2024 and March 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	Eligibility Review

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate LTV, CLTV, and HLTV

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Truth in Lending Act (TILA)

i.	Prohibited Acts and Practices: Review the HELOC disclosures to determine if any prohibited acts or practices are evidenced in the agreements. The review includes the following:

○	The required use of a publicly available index

○	No unilateral changes in terms, acceleration, or termination, unless expressly permitted No unpermitted collection of non-refundable fees

ii.	Early Disclosure: A Review of the HELOC Early Disclosures to ensure the proper format, timing, and content was provided in accordance with the TILA regulations. The review includes, but is not limited to:

○	All required early disclosures were provided within three days of the application date

○	The format and content of the early disclosures appear in the proper order and structure required under Reg Z

iii.	Initial Disclosure: A review of the HELOC Initial Disclosures to ensure the proper format and content was provided in accordance with the TILA regulations. The review includes, but is not limited to:

○	The format and content of the initial disclosures are provided as required under Reg Z

○	A statement of billing rights was provided at closing that aligns with the model form under appendix G of Reg Z

iv.	Identify Tolerance Violations and applicable cost to cure

b.	Recalculation of APR and Finance Charge

c.	Testing of:

i.	Federal High-Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High-Cost provisions

iv.	HOEPA Points and Fees

v.	Points & Fees Test

vi.	Prepayment Penalty Test

vii.	Product Eligibility Testing

d.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	HELOC Booklet

ii.	Counselling requirements of TILA, as implemented by Reg Z

iii.	ARM Disclosure

e.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

f.	Loan Originator and Compensation Steering, as implemented by Regulation Z, 12 C.F.R 1026.36: Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction. Review relevant documentation to determine if there was dual compensation. Review the presence of the mortgage loan option disclosure to determine if the Steering Safe Harbor provisions were satisfied

g.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

h.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

i.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Clients.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Clients.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, additional products were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (260 loans in total):

Eighty-eight (88) loans had CU scores of 2.5 or less or were eligible for Collateral Rep and Warranty relief.

Twenty-two (22) loans had AVMs and forty-seven (47) loans had a Desktop Review. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then an additional valuation product was completed. There was one (1) occurrence of this.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two hundred sixty (260) mortgage loans reviewed, one hundred eighty-three (183) unique mortgage loans (70.38% by loan count) had a total of five hundred seventy-six (576) tape discrepancies across thirteen (13) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	179	31.08%
QM Qualifying Total Debt Income Ratio	177	30.73%
Qualifying Total Reserves Number of Months	155	26.91%
Property Type	34	5.90%
Cash Disbursement Date	10	1.74%
Loan Program	7	1.22%
Borrower 1 Last Name	4	0.69%
Application Date	4	0.69%
Lien Position	2	0.35%
Calculated DSCR	1	0.17%
Property City	1	0.17%
Property County	1	0.17%
MIN No	1	0.17%
Grand Total	576	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	237	$56,832,340.00	91.15%
Event Grade B	23	$5,534,298.00	8.85%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	260	$62,366,638.00	100.00%
Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	242	93.08%
Event Grade B	18	6.92%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	260	100.00%
Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	254	97.69%
Event Grade B	6	2.31%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	260	100.00%
Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	260	100.00%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	260	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	169
		Approval/Underwriting Summary Partially Provided	15
		Borrower 1 3rd Party VOE Prior to Close Missing	11
		ATR: Current Employment Not Verified	10
		Income and Employment Do Not Meet Guidelines	7
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	6
		The Final 1003 is Incomplete	5
		Borrower 1 CPA Letter Missing	4
		Borrower 2 3rd Party VOE Prior to Close Missing	4
		All Interested Parties Not Checked with Exclusionary Lists	3
		Note Address Does Not Match Deed of Trust Address	3
		Audited HCLTV Exceeds Guideline HCLTV	3
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	3
		Missing income documentation	2
		Borrower 1 Credit Report is Missing	2
		Borrower 1 Gap Credit Report is Missing	2
		Borrower 1 Business Bank Statements Missing	2
		Hazard insurance dwelling coverage is not sufficient	2

	Audited CLTV Exceeds Guideline CLTV	2
	ATR: Reasonable Income or Assets Not Considered	2
	The Deed of Trust is Missing	2
	The Final 1003 is Missing	2
	Borrower 2 Gap Credit Report is Missing	2
	Audited DTI Exceeds Guideline DTI	2
	Borrower 2 Credit Report is Missing	1
	Borrower 2 CPA Letter Missing	1
	Overdraft/NSF Count Exceeds Tolerance	1
	Borrower 1 Credit Report is Expired	1
	Missing Property Tax Cert	1
	The Deed of Trust is Incomplete	1
	Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
	Borrower 2 Award Letter Missing	1
	PUD Rider is Missing	1
	Hazard Insurance Policy is Partial	1
	Missing letter of explanation	1
	Housing History Does Not Meet Guideline Requirements	1
	Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	1
	Income 1 Months Income Verified is Missing	1
	Audited FICO is less than Guideline FICO	1
	Income 2 Months Income Verified is Missing	1
	Other Property Insurance Policy Missing	1
	Approval/Underwriting Summary Not Provided	1
	Property Title Issue	1
	Missing Credit Report Supplement	1
	Asset Qualification Does Not Meet Guideline Requirements	1
	Missing Income - Bank Statements	1
	Guideline Seasoning not Met	1
	Borrower 2 Paystubs Less Than 1 Month Provided	1
	Verification of Borrower Liabilities Missing or Incomplete	1
	Borrower does not meet residual income requirement	1
	Borrower residency documentation not provided or issue with documentation	1
	Total Credit Grade (A) Exceptions:	292
B	Housing History Does Not Meet Guideline Requirements	4
	Audited FICO is less than Guideline FICO	4
	Audited Loan Amount is less than Guideline Maximum Loan Amount	3

		Audited Loan Amount is less than Guideline Minimum Loan Amount	3
		Audited Loan Amount is greater than Guideline Maximum Loan Amount	2
		Delinquent Credit History Does Not Meet Guideline Requirements	1
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
		Borrower does not meet residual income requirement	1
		Total Credit Grade (B) Exceptions:	19
Compliance	A	No Compliance Findings	232
		Missing Credit Score Disclosure (FACTA)	5
		HELOC Early Disclosure Incomplete	4
		High-Cost Mortgage Timing of Disclosure Test	4
		High-Cost Mortgage Negative Amortization Test	4
		High-Cost Mortgage Late Fee Test	4
		High-Cost Mortgage Pre-Loan Counseling Date Test	4
		High-Cost Mortgage Grace Period Test	3
		High-Cost Mortgage Points and Fees Threshold Test	3
		TILA Right of Rescission Test	2
		HELOC Early Disclosure Is Not Within Three Days Of Application Date	2
		Late Charge Grace Period is greater than 15 days	1
		Right of Rescission is Missing	1
		No Property Findings	1
		eSigned Documents Consent is Missing	1
		Right of Rescission is Partially Provided	1
		HELOC Early Disclosure Missing	1
		HELOC Authorization To Pay Missing	1
		Loan Originator NMLS Status is Not Active	1
		Total Compliance Grade (A) Exceptions:	275
	B	TILA Right of Rescission Test	4
		High-Cost Mortgage Points and Fees Threshold Test	1
		Non-Borrower Title Holder Did Not Receive Right of Rescission Form	1
		Total Compliance Grade (B) Exceptions:	6
Property	A	No Property Findings	239
		Third Party Valuation Product Not Provided within 10% Tolerance	11
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	7
		Third Party Valuation Product is Required and Missing	3
		FEMA Post Disaster Inspection Report not Provided	1
		Total Property Grade (A) Exceptions:	261

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.